INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated January 1, 2017) (the “K-Plan”), is hereby further amended as follows:

Effective as of January 1, 2018, by adding the following subsection (b) to the end of Section 3.3 Matching Contributions:

(b)
Notwithstanding the preceding provisions of this Section 3.3 and any related Schedule to the contrary, in accordance with Treasury Regulation §1.401(a)(4)-11(g) (the “Treasury Regulation”), effective as of January 1, 2018 and continuing through the period required pursuant to such Treasury Regulation, the following Participants shall receive an additional Employer standard matching contribution equal to the amount determined to be necessary to comply with the requirements of IRC §401(a)(4) and the Treasury Regulations thereunder:

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IN WITNESS WHEREOF, MDU Resources Group, Inc., as sponsoring employer of the K-Plan has caused this amendment to be duly executed by a member of the MDU Resources, Group, Inc. Employee Benefits Committee on this 15th day of October 2019.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By: /s/ Jason L. Vollmer
Jason L. Vollmer, Chairman